UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 28, 2020
(Date of earliest event reported)

FORD MOTOR CREDIT COMPANY LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of organization)

1-6368		38-1612444
(Commission File Number)		(IRS Employer Identification No.)

One American Road
Dearborn,	Michigan	48126
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 313-322-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
3.588% Notes due June 2, 2020	F/20S	New York Stock Exchange
0.623% Notes due June 28, 2023*	F/23E	New York Stock Exchange
1.355% Notes due February 7, 2025*	F/25I	New York Stock Exchange
3.021% Notes due March 6, 2024*	F/24M	New York Stock Exchange
4.535% Notes due March 6, 2025*	F/25K	New York Stock Exchange
3.350% Notes due Nine Months or More from the Date of Issue due August 20, 2026	F/26N	New York Stock Exchange
Floating Rate Notes due May 14, 2021*	F/21C	New York Stock Exchange
Floating Rate Notes due December 1, 2021*	F/21AQ	New York Stock Exchange
Floating Rate Notes due December 7, 2022*	F/22T	New York Stock Exchange
Floating Rate Notes due November 15, 2023*	F/23D	New York Stock Exchange
Floating Rate Notes due December 1, 2024*	F/24L	New York Stock Exchange
1.514% Notes due February 17, 2023*	F/23G	New York Stock Exchange
2.386% Notes due February 17, 2026*	F/26AB	New York Stock Exchange
4.125% Notes due June 20, 2024*	F/24O	New York Stock Exchange
2.330% Notes due November 25, 2025*	F/25L	New York Stock Exchange
3.683% Notes due December 3, 2024*	F/24Q	New York Stock Exchange
1.744% Notes due July 19, 2024*	F/24R	New York Stock Exchange

*Issued under Euro Medium-Term Notes due Nine Months or More from The Date of Issue Program

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Ford Motor Credit Company LLC (referred to herein as “Ford Credit,” the “Company,” “we,” “our,” or “us”) is filing this Current Report on Form 8-K to reclassify historical segment information and related disclosures in accordance with Ford Credit’s current segment structure. As previously disclosed in Ford Credit’s Annual Report on Form 10-K for the year ended December 31, 2019 (the “2019 Form 10-K Report”), beginning with the first quarter of 2020, we changed our reportable segments.

Prior to the first quarter of 2020, Ford Credit’s reportable segments were the Americas, Europe, and Asia Pacific. Beginning with the first quarter of 2020, we changed the three reportable segments in our consolidated financial statements to align with our new management reporting structure and reflect the manner in which our Chief Operating Decision Maker manages our business, including resource allocation and performance assessment. These segments are: United States and Canada, Europe, and All Other.

Consistent with this change, Exhibit 99 to this Report recasts “Part I, Item 1. Business,” “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Part IV, Item 8. Financial Statements and Supplementary Data” (collectively, “Selected Items”) from Ford Credit’s 2019 Form 10-K Report for the purpose of presenting the financial information in these items as it would have appeared when Ford Credit published its 2019 Form 10-K Report on February 5, 2020 had Ford Credit reorganized its segment structure prior to the first quarter of 2020. This Current Report on Form 8-K and Exhibit 99 are being filed solely to recast segment reporting financial information and revise certain related disclosures contained in the 2019 Form 10-K Report to reflect the segment changes implemented during the first quarter of 2020. Ford Credit has not updated the information in Exhibit 99 to this Report to reflect events occurring after the date of the filing of the 2019 Form 10-K Report other than as required to reflect the segment changes described above and as set forth in Exhibit 99 to this Report. The changes in the segment structure discussed above affect only the manner in which the results for the segments were previously reported. There is no change to Ford Credit’s previously reported Consolidated Income Statement, Consolidated Statement of Comprehensive Income, Consolidated Balance Sheet, Consolidated Statement of Shareholder’s Interest, or Consolidated Statement of Cash Flows. The information contained in Exhibit 99 to this Report is not an amendment to, or a restatement of, Ford Credit’s 2019 Form 10-K Report.

Item 9.01. Financial Statements and Exhibits.

EXHIBITS

Designation	Description	Method of Filing

Exhibit 23	Consent of Independent Registered Public Accounting Firm	Filed with this Report

Exhibit 99	Selected Items from Ford Credit's Annual Report on Form 10-K for the year ended December 31, 2019, republished solely to reflect the change in reportable segments	Filed with this Report

Exhibit 101.INS	Interactive Data Files pursuant to Rule 405 of Regulation S-T formatted in Inline Extensible Business Reporting Language ("Inline XBRL")	*

Exhibit 101. SCH	XBRL Taxonomy Extension Schema Document	*

Exhibit 101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document	*

Exhibit 101.LAB	XBRL Taxonomy Extension Label Linkbase Document	*

Exhibit 101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document	*

Exhibit 101.DEF	XBRL Taxonomy Extension Definition Linkbase Document	*

Exhibit 104	Cover Page Interactive Data File (submitted in Inline XBRL and contained in Exhibit 101)	*

*	Submitted electronically with this Report in accordance with the provisions of Regulation S-T.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORD MOTOR CREDIT COMPANY LLC
(Registrant)

Date: April 28, 2020	By:	/s/ David J. Witten
David J. Witten
Assistant Secretary